Exhibit 10.17.3

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

SALE AND SERVICING AGREEMENT

and

SUPPLEMENT NO. 1 TO SECOND AMENDED AND RESTATED INDENTURE

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT AND SUPPLEMENT NO. 1 TO SECOND AMENDED AND RESTATED INDENTURE, dated as of June 2, 2004 (this “Amendment and Supplement”), is entered into among AMERICREDIT MASTER TRUST, as Issuer, AMERICREDIT FUNDING CORP. VII (“AFC”), as a Seller, AMERICREDIT FINANCIAL SERVICES, INC. (“AmeriCredit”), as a Seller and as Servicer, and JPMORGAN CHASE BANK (“JPMorgan Chase”), as successor in interests to BANK ONE, NA, as Backup Servicer, Trustee and Trust Collateral Agent, and DEUTSCHE BANK TRUST COMPANY AMERICAS (the “Administrative Agent”).

RECITALS

1. The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, and JPMorgan Chase, in its capacity as Backup Servicer and Trust Collateral Agent, are parties to that certain Second Amended and Restated Sale and Servicing Agreement dated as of November 5, 2003 (as previously amended and as amended, supplemented or otherwise modified from time to time, the “Sale and Servicing Agreement”).

2. The Issuer, JPMorgan Chase, in its capacity as Trustee and Trust Collateral Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Indenture dated as of November 5, 2003 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the “Indenture”).

3. The parties hereto desire to amend and supplement the Sale and Servicing Agreement and clarify a provision of the Indenture as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Sale and Servicing Agreement or the Indenture shall have the same meanings herein as therein.

2. Amendments to Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended as follows:

2.1 Section 4.11 of the Sale and Servicing Agreement is amended by deleting clause (B) of the first sentence thereof and substituting, in lieu thereof, the following:

(B) a statistically significant number of randomly selected receivables files relating to the Servicing Portfolio which have been originated within the 12 months prior to the date of such report (which shall in no event be less than 50 or more than 190), provided that if (x) within the 120 days prior to the date such Accountant’s Report is due, AmeriCredit shall have closed an asset securitization transaction and (y) the Independent Accountants shall have issued a report on the application of agreed upon procedures to a statistically significant number of randomly selected receivables files (which shall in no event be less than 50 or more than 190), which are in the Servicing Portfolio, in connection with the closing of such transaction, then the Servicer may substitute the report on the application of agreed upon procedures to such receivables files in lieu of the report required by clause (B) hereof.

2.2 Section 4.16 of the Sale and Servicing Agreement is amended by deleting the last sentence thereof and substituting, in lieu thereof, the following:

The servicing agreement with such warm back-up servicer, will provide, among other things, that such warm back-up servicer will (x) at least monthly, certify receipt and download of loan level computer data file (including transactions) from AmeriCredit, (y) reconcile receivable balances from the data file and (z) perform certain calculation verifications with respect to the monthly Servicer’s Certificate.

3. Amendment to Indenture. The Indenture is hereby amended and supplemented by deleting Section 5.1(xxiv) and substituting, in lieu thereof, the following:

Any repurchase of common stock for cash by AmeriCredit Corp. results in AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with GAAP, having less than $200,000,000 of unrestricted cash on the date of repurchase after giving effect to such repurchase on such date. For purposes of the foregoing sentence, if AmeriCredit Corp. shall deposit funds with a bank for the purpose of making repurchases of its common stock over a period of time, the date of repurchase with respect to the repurchases of all such common stock shall be deemed to be the date such funds are deposited with such bank and the cash so deposited shall not be considered unrestricted cash for the purposes of this Section 5.1(xxiv).

By the execution of their consents to this Amendment and Supplement, the Noteholders agree that the foregoing amendment does not have a material, adverse effect on the Noteholders.

4. Effect of Amendment and Supplement. Except as expressly amended and modified by this Amendment and Supplement, all provisions of the Sale and Servicing Agreement and the Indenture shall remain in full force and effect. After this Amendment and Supplement becomes effective, all references in the Sale and Servicing Agreement and the Indenture to “this Sale and Servicing Agreement”, “this Indenture”, “hereof”, “herein” or words of similar effect referring to the Sale and Servicing Agreement or the Indenture shall be deemed to be references to the Sale and Servicing Agreement or the Indenture, respectively, as amended by this Amendment and Supplement. This Amendment and Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement or the Indenture other than as expressly set forth herein.

5. Effectiveness. This Amendment and Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Amendment and Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and of consent hereto by Noteholders representing the Class A Majority, the Class B Majority and the Class C Majority and receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement and Section 9.3 of the Indenture.

6. Counterparts. This Amendment and Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7. Governing Law. This Amendment and Supplement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

8. Section Headings. The various headings of this Amendment and Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment and Supplement, the Sale and Servicing Agreement or the Indenture or any provision hereof or thereof.

9. Representations and Warranties. Each of the Issuer, AFC and AmeriCredit, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Sale and Servicing Agreement and the Indenture are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Servicer Termination Event or Event of Default under either the Sale and Servicing Agreement or the Indenture, and no Termination Event under any Note Purchase Agreement, has occurred and is continuing.

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IN WITNESS WHEREOF, the parties have executed this Amendment and Supplement as of the date first written above.

AMERICREDIT MASTER TRUST, as Issuer

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

AMERICREDIT FUNDING CORP. VII, as Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., as Seller and Servicer

By:
Name:
Title:

JPMORGAN CHASE BANK, as successor in interests to Bank One, N.A., as Backup Servicer, Trust Collateral Agent and Trustee

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

The undersigned hereby consent to the amendment of the Sale and Servicing Agreement and the Indenture pursuant to the foregoing Amendment No. 1 and Supplement No. 1

[NAME OF COMMITTED PURCHASER], as [Class A-1 Committed Purchaser, Class A-2 Committed Purchaser, Class B Committed Purchaser, Class C Committed Purchaser[, Class S Committed Purchaser] and Agent]

By:
Name:
Title:

By:
Name:
Title:

[AGREED AND CONSENTED TO:]

[NAME OF CONDUIT PURCHASER],
as [Class A Owner, Class B Owner [and] Class C Owner[, and Class S Owner]]

By:
Name:
Title: